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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 27, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement file number 333-52632.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Dallas, Texas

April 27, 2001